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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2004

Structured Asset Mortgage Investments II Inc. (as depositor under the HomeBanc Mortgage Trust 2004-2 Indenture dated as of October 29, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-2)

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (Exact name of registrant as specified in its charter)


                 Delaware           333-115122                33-0183252
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)




383 Madison Avenue
New York, New York                                         10179
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(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01         Acquisition or Disposition of Assets.
                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01         Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

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                   EXHIBIT NO.               DESCRIPTION
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
                   3.1                       Amended and Restated  Trust  Agreement,  dated as of October 29, 2004, among  Structured  Asset Mortgage  Investments II, Inc., as Depositor,
                                             Wilmington  Trust  Company,  as Owner  Trustee and U.S.  Bank National
                                             Association, as Certificate Registrar and Certificate Paying Agent.
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                   EXHIBIT NO.               DESCRIPTION
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                   4.1                       Indenture dated as of October 29, 2004, among HomeBanc  Mortgage Trust
                                             2004-2,  as Issuer,  U.S.  Bank  National  Association,  as  Indenture
                                             Trustee and Wells  Fargo Bank,  National  Association,  as  Securities
                                             Administrator.
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                   EXHIBIT NO.               DESCRIPTION
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                   99.1                      Sale and Servicing Agreement, dated as of October 29, 2004, among
                                             Structured Asset Mortgage Investments II Inc., as Depositor,
                                             HomeBanc Mortgage Trust 2004-2, as Issuer, Wells Fargo Bank, National
                                             Association, as Master Servicer and Securities Administrator, U.S. Bank
                                             National Association, as Indenture Trustee, and EMC Mortgage
                                             Corporation, as Seller and Company.
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                   EXHIBIT NO.               DESCRIPTION
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                   99.2                      Administration Agreement, dated as of October 29, 2004, among
                                             HomeBanc Mortgage Trust 2004-2, as Issuer, U.S. Bank National
                                             Association, as Administrator, Wilmington Trust Company, as Owner
                                             Trustee and Structured  Asset Mortgage Investments II Inc., as
                                             Depositor.
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

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STRUCTURED ASSET MORTGAGE INVESTMENT II INC.

                                   By:      /s/ Sara Bonesteel
                                            -----------------------------------
                                   Name:    Sara Bonesteel
                                   Title:   Vice President

Dated: November 5, 2004


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                                  EXHIBIT INDEX


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                               Item 601(a) of       Sequentially
Exhibit                        Regulation           Numbered
Number                         S-K Exhibit No.      Description       Page
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3.1                            Amended and Restated Trust Agreement, dated as of
                               October 29, 2004, among Structured Asset Mortgage
                               Investments II, Inc., as Depositor, Wilmington
                               Trust Company, as Owner Trustee and U.S. Bank
                               National Association, as Certificate Registrar
                               and Certificate Paying Agent.
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4.1                            Indenture dated as of October 29, 2004, between
                               HomeBanc Mortgage Trust 2004-2, as Issuer, U.S.
                               Bank National Association, as Indenture Trustee
                               and Wells Fargo Bank, National Association, as
                               Securities Administrator.
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99.1                           Sale and Servicing Agreement, dated as of October
                               29, 2004, between HomeBanc Mortgage Trust 2004-2,
                               as Issuer, Wells Fargo Bank National Association,
                               as Master Servicer and Securities Administrator,
                               U.S. Bank National Association, as Indenture
                               Trustee, and EMC Mortgage Corporation, as Seller
                               and Company.
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99.2                           Administration Agreement, dated as of October 29,
                               2004, between HomeBanc Mortgage Trust 2004-2, as
                               Issuer, U.S. Bank National Association, as
                               Indenture Trustee, Wilmington Trust Company, as
                               Owner Trustee and Structured Asset Mortgage
                               Investments II Inc., as Depositor.
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